SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of September 29, 2009 (this "Agreement") is entered  into  by  and  among  Ecology Coatings, Inc.,  a  Nevada corporation (the "Company"), Stromback Acquisition Corporation, an Illinois corporation (the "Purchaser") and Richard Stromback.  The parties, intending to be legally bound, hereby agree as follows:

WHEREAS, the Company desires to sell to Purchaser, and the Purchaser desires to purchase from the Company up to three thousand (3,000) five (5.0%) percent Cumulative Convertible Preferred Shares of the Company at a price per share of One Thousand and 00/100 dollars ($1,000/00) (the “Convertible Preferred Stock”) containing the terms set forth in the Certificate of Designation attached as Exhibit “A” hereto (the “Certificate of Designation”). The amounts in excess of $240,000.00 invested by Stromback Acquisition Corporation to Company under this agreement is not guaranteed and will be subject to Stromback Acquisition Corporation’s sole and absolute discretion.

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Company and Purchaser agree as follows:

1. Sale of Convertible Preferred Stock.  Subject to the terms and conditions of this Agreement, Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Company up to three thousand (3,000) shares of the Convertible Preferred Stock at a price of One Thousand and 00/100 dollars ($1,000/00) per share. Upon the execution of this Agreement (the "First Closing"):

a.
The Company shall deliver or cause to be delivered to Purchaser the  following:  (i) this Agreement duly executed by the Company; (ii) a certificate evidencing that number of shares of Convertible Preferred Stock being  purchased by Purchaser,  registered in the name of Purchaser; (iii) the  Registration  Rights  Agreement  [attached] duly executed by the Company and (iv) and Warrant (the "Warrant") [attached], registered in the name of Purchaser and giving Purchaser the right to acquire the number of shares of the Company’s common stock (the “Common Stock”) upon the  exercise  of the  Warrant; and

b.
Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement duly executed by Purchaser;  (ii) the  purchase  price for the Shares  being  purchased  by Purchaser,  by check,  wire transfer,  or any  combination  thereof,  payable to Company,  and (iii) the  Registration  Rights  Agreement  duly  executed by Purchaser.

2. Additional Closings. After investment of the initial $240,000.00 Purchaser, in Purchaser’s sole and absolute discretion, may purchase up to 2760 additional Convertible Preferred Shares on or before six (6) months  after the First Closing (the  "Additional  Closing(s)"),  subject  to the  same  procedures  as provided  in  Section  1.

3. Conversion. The Convertible Preferred Stock can be converted at Purchaser’s option at any time into shares of the Company’s Common Stock at a conversion price equal to seventy-seven (77%) percent of the average closing price of the Company’s common stock as quoted on the Over the Counter Bulletin Board, or, where applicable, other national exchange, for the five (5) business days preceding the First Closing or, as applicable, any Additional Closing (the “Conversion Price”).

4. Warrants. Upon the First Closing, and each Additional Closing(s) thereafter, the Company shall issue Purchaser a warrant to purchase that number of shares of the Company’s Common Stock which is equal to six (6%) percent of the total dollar amount invested by Purchaser at the respective Closing (the “Warrant”). Thus, for the avoidance of doubt, should Purchaser invest One Million and 00/100 dollars ($1,000,000/00) (e.g., purchases 1,000 shares of the Convertible Preferred Stock), the Company shall issue Purchase a warrant to purchase sixty thousand (60,000/00) shares of the Company’s Common Stock. The exercise price of a Warrant shall be equal to the Conversion Price.

5. Budgetary Authority. Purchaser shall have approval authority over fifty (50%) percent of the proceeds of the First Closing, or, as applicable, any Additional Closing up to a maximum of Five hundred thousand dollars ($500,000.00) in total (the "Discretionary Investment").  Purchaser will advise and make recommendations to the Company as to the use of such Discretionary Investment, which shall include recommendations as to the Company’s investor relations and shareholder communications programs as well as other company debts and payables per its existing agreements.  The Company shall not employ nor withhold the Discretionary Investment without the prior approval of the Purchaser.  Upon approval or recommendation of the Discretionary Investment from the Purchaser, the Company shall make the approved payments within three (3) business days of the request of the Purchaser.      The Company's failure to abide by the terms and conditions of this paragraph five (5) or paragraph nine (9) shall constitute a material breach of this Securities Purchase Agreement and result in liquidated damages for Purchaser equal to four times the amount of Discretionary Investment funds.   In the event the Company fails to abide by the terms and conditions of this paragraph five (5) or paragraph nine (9) it is understood and agreed that Purchaser has the unequivocal right to obtain timely injunctive relief to protect the rights of Purchaser.    Notwithstanding the foregoing, Purchaser shall not have authority pursuant to this paragraph five (5) to bind or obligate the Company with respect to any material agreement.

6. Representations and Warranties of Company. Company hereby represents and  warrants  to Purchaser  in the  First  Closing  that  the  statements contained in the following paragraphs of this Section 6 are all true and correct as of the date of this  Agreement and the Closing Date, and to Purchaser in an Additional Closing that the statements  contained in the following paragraphs of this  Section  6 are all true and  correct  as of the date of the  Additional Closing:

a.
Organization and Standing: Articles and Bylaws. Company is a corporation  duly organized,  validly  existing and in good standing under the laws of the  State  of  Nevada  and  has all  requisite  corporate  power  and authority to carry on its business as now conducted.

b.
Corporate  Power.  Company  has all  requisite  legal and corporate power to enter into,  execute,  deliver and perform this Agreement and the Registration Rights Agreement (the "Registration  Rights Agreement") of even date herewith between Company and Purchaser. This Agreement and the Registration Rights  Agreement (the  "Transaction  Documents") have been duly executed by the Company and  constitute  the legal,  valid and binding  obligations  of Company, enforceable in accordance with their terms, except as the same may be limited by (i) bankruptcy,  insolvency,  moratorium,  and other laws of general application affecting the  enforcement  of  creditors'  rights and (ii)  limitations  on the enforceability  of the  indemnification  provisions of the  Registration  Rights Agreement as limited by applicable securities laws.

c.	Authorization.

i.
Corporate Action.  All corporate and legal action on the part of Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Registration Rights Agreement, the sale and issuance of the Convertible Preferred Stock and Common Stock,  and the performance of Company's obligations hereunder have been taken.

ii.
Valid Issuance.  The Convertible Preferred Stock and Common Stock, when issued in compliance with the provisions of this Agreement and the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances; provided, however, that the Convertible Preferred Stock, the Common Stock and Warrants may be subject to restrictions on transfer under state and/or federal  securities  laws as set forth herein,  and as may be required by future changes in such laws.

d.
Government Consent, Etc. No consent,  approval,  order or authorization of, or designation,  registration, declaration or filing with, any federal,  state, local or other governmental authority on the part of Company is required in connection  with the valid execution and delivery of this Agreement, the Registration Rights Agreement or the offer, sale or issuance of the Convertible Preferred Stock, the  Common Stock and the Warrant  other  than,  if  required,  filings or qualifications under the Nevada Securities Act, as amended (the "Nevada  Law"), or other  applicable  blue sky laws,  which filings or qualifications,  if required,  will be timely filed or obtained by Company.  The execution,  delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions  contemplated thereby do not and will not conflict  with,  or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination,  amendment,  acceleration  or  cancellation  (with or without notice,  lapse of time or both) of, any agreement filed (or incorporated by reference) as an exhibit to the SEC Reports (as defined below).

e.
SEC Reports; Financial Statements.  The Company has filed all reports  required  to be filed by it under the  Securities  Exchange  Act of 1934,  as amended  ("1934  Act"),  including  pursuant to Section 13(a) or 15(d) thereof,  for the  twelve  months  preceding  the  date  hereof  (the  foregoing materials  being  collectively  referred  to herein as the "SEC  Reports")  on a timely  basis or has  received a valid  extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective  dates, the SEC Reports complied in all material  respects with the  requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1934 Act and the rules and  regulations  of the  Securities and Exchange Commission ("Commission")  promulgated thereunder,  and none of the SEC Reports, when filed,  contained  any untrue  statement  of a material  fact or omitted to state a material  fact  required to be stated  therein or  necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial  statements of the Company  included in the SEC  Reports  comply  in  all  material  respects  with  applicable   accounting requirements  and the rules  and  regulations  of the  Commission  with  respect thereto as in effect at the time of filing. Such financial  statements have been prepared in accordance with generally accepted accounting  principles applied on a  consistent  basis  during the periods  involved,  except as may be  otherwise specified in such financial  statements or the notes thereto, and fairly present in all  material  respects  the  financial  position  of  the  Company  and  its consolidated  subsidiaries  as of and for the dates  thereof  and the results of operations  and cash flows for the periods then ended,  subject,  in the case of unaudited statements, to normal, year-end audit adjustments.

f.
Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 7, no registration under the 1933 Act is required for the offer, issuance and sale of the Convertible Preferred Stock, the Common Stock and the Warrants by the Company to Purchaser as contemplated hereby.

g.	Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

7. Representations  and  Warranties  by  Purchaser.   Purchaser represents and warrants to Company as of the Closing Date (or Additional Closing Date, as applicable) as follows:

a.
Investment Intent:  Authority. This Agreement is made with Purchaser in reliance upon Purchaser's  representation to Company,  evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Convertible Preferred Stock, the Warrants and the Common Stock for investment for  Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection  with, any distribution or public offering thereof within the meaning of the 1933 Act; provided,  however, that by making the representations  herein, Purchaser does not agree to hold any of the Convertible Preferred Stock, the Warrants and the Common Stock for any minimum or other  specific term and reserves the right to dispose of the Convertible Preferred Stock,  the  Warrants and the Warrant.  Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchaser has the requisite right,  power,  authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation  upon  Purchaser,  except as the same may be limited  by  bankruptcy, insolvency,  moratorium,  and other laws of general  application  affecting  the enforcement of creditors' rights.

b.
Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business  matters as to be capable of evaluating the merits and risks of Purchaser's  prospective  investment in the Convertible Preferred Stock,  the Warrants and the Common Stock; (ii) has the ability to bear the economic risks of Purchaser's  prospective  investment;  (iii) has had all questions which have been asked by  Purchaser  satisfactorily  answered by Company;  and (iv) has not been  offered the Convertible Preferred Stock,  the  Warrants  and the Common Stock by any form of advertisement,   article,   notice  or  other  communication  published  in  any newspaper,  magazine, or similar media or broadcast over television or radio, or any  seminar or meeting  whose  attendees  have been  invited by any such media. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

c.
Transfer  Restrictions.  Purchaser  covenants  that in no event will it sell,  transfer or  otherwise  dispose of any of the  Convertible Preferred Stock,  the Warrants  and the Common Stock  other than in  conjunction  with an effective registration statement for the same under the Securities Act or pursuant to an exemption  there from,  or in  compliance  with  Rule 144  promulgated  under the Securities  Act or to a person  related  to or an  entity  affiliated  with said Purchaser and other than in compliance with the applicable securities regulation laws of any state.

8. Registration of the Shares to be Purchased.  The Purchaser will have such rights to have the Common Stock registered under the Securities Act as is provided initially under the Registration Rights Agreement.

9. Stromback Family.  Company will continue to use the services of RJS Consulting.  Company will upon the maturity date of the promissory note Company made to Richard Stromback offer the option to either extend the terms of the note for an additional one year period on identical terms or convert the outstanding principal and interest owed under the note into the Company’s common stock at a conversion price equal to the close of the Company’s common stock on the OTC Bulletin Board on the maturity date.  Company agrees to extend an offer to Doug Stromback and Deanna Stromback that will allow them upon the maturity dates of the Company’s promissory notes held by them to either extend the terms of the notes for an additional one year period on identical terms or convert the outstanding principal and interest owed under the notes into the Company’s common stock at a conversion price equal to the close of the Company’s common stock on the OTC Bulletin Board on the maturity dates.  Upon completion of the first closing and immediately after dispersments are made per the Discretionary Investment of the initial $240,000.00 of investment, Richard Stromback agrees to resign as a member of the Company’s Board of Directors by executing a resignation letter substantially in the form of Exhibit B.  Subsequently, as long as there are no material breaches of this agreement Richard Stromback also agrees not to seek directly or indirectly to become a Company director, be nominated to become a Company director and/or accept the appointment as a Company director for a period of five years after the effective date of this Agreement.

10. Legends.   Company  will  place  the  following   legends  on  each certificate representing Shares and Common Stock:

THE SECURITIES REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED  ("ACT"),  OR ANY  APPLICABLE  STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH  TRANSFER OR IN THE OPINION  OF  COUNSEL  REASONABLY   SATISFACTORY  TO  THE  COMPANY  SUCH REGISTRATION  IS  UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

The legend  set forth  above  shall be removed  and the  Company  shall  issue a certificate  without such legend to the holder of the Shares and Warrant  Shares upon which it is stamped,  if,  unless  otherwise  required by state  securities laws,  (i) such Shares and Warrant  Shares are  registered  for resale under the 1933 Act, (ii) in connection with a sale  transaction,  such holder provides the Company  with an opinion of counsel,  in a  generally  acceptable  form,  to the effect  that a public  sale,  assignment  or  transfer of the Shares and Common Stock may be made without registration under the 1933 Act, or (iii) such holder provides  the Company  with  reasonable  assurances  that the Shares and Common Stock can be sold pursuant to Rule 144 without any restriction as to the number of  securities  acquired as of a  particular  date that can then be  immediately sold.  The Purchaser acknowledges,  covenants  and  agrees to sell  Shares and Warrant  Shares  represented  by a  certificate  from  which the legend has been removed only pursuant to (i) a registration  statement  effective under the 1933 Act or (ii)  advice of counsel  that such sale is exempt  from the  registration requirements  of Section 5 of the 1993 Act,  including,  without  limitation,  a transaction pursuant to Rule 144.

11. Indemnification of Purchasers.  The Company will indemnify and hold Purchaser and its directors, officers, shareholders,  partners, employees and  agents  (each,  a  "Purchaser  Party")  harmless  from any and all  losses, liabilities,  obligations,  claims, contingencies,  damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys'  fees and costs of  investigation  (collectively,  "Losses") that a Purchaser Party may  suffer or incur as a result  of or  relating  to the failure of the  representations  and  warranties  of the  Company to be true and correct.

12. Miscellaneous.

a.
Waivers and Amendments.  The provisions of this Agreement may only be amended or modified in a writing executed  by each of Company and Purchaser.  A waiver shall not be effective  unless in a writing  by the party against whom such waiver is to be enforced.

b.
Governing Law. This Agreement and all actions  arising out of or in connection  with this  Agreement  shall be governed by and construed in accordance  with  the laws of the  State  of  Michigan,  without  regard  to the conflicts of law provisions  thereof.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY  DISPUTE  HEREUNDER  OR IN  CONNECTION  HEREWITH  OR ARISING  OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.
Entire Agreement.  This Agreement, the Registration Rights Agreement  and the Warrants  constitute  the full and entire  understanding  and agreement between the parties with regard to the subjects hereof and thereof.

d.	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

e.
Notices, etc. Any notice,  request or other communication required or permitted  hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if  personally  delivered,  (ii) three (3) days after being mailed by registered or certified mail,  postage  prepaid,  or (iii) one day after being sent by recognized overnight courier or by facsimile,  if to Purchaser,  1050 Northover Drive, Bloomfield Hills, Michigan, or at such other address or number as Purchaser shall have furnished to Company in writing, or if to Company, at 2701 Cambridge Court, Suite 100, Auburn Hills, Michigan, or at such other address or number as the Company shall have furnished to Purchaser in writing.

f.
Validity.  If any  provision of this  Agreement  shall be judicially  determined to be invalid,  illegal or  unenforceable,  the validity, legality and enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

g.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

h.
Assignment.  The terms and  conditions of this  Agreement shall inure to the benefit of and be binding upon the respective  successors and assigns of the  parties.  Nothing in this  Agreement,  express  or  implied,  is intended  to  confer  upon any  party  other  than the  parties  hereto or their respective  successors  and  assigns  any  rights,  remedies,   obligations,  or liabilities under or by reason of this Agreement,  except as expressly  provided in this Agreement.

i.
Remedies.  The Purchaser shall have all rights and remedies set forth in the  Transaction  Documents  and all rights and  remedies  which such holders have been granted at any time under any other  agreement  or contract  and all of the rights which such holders have under  any law.  Any  person  having  any  rights  under any  provision  of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other  security),  to  recover  damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

ECOLOGY COATINGS, INC.

/s/ Robert G. Crockett
By:  Robert G. Crockett
Its:  CEO

STROMBACK ACQUISITION CORPORATION
/s/ Richard D. Stromback
By: Richard D. Stromback
Its: President

/s/ Richard Stromback
RICHARD STROMBACK, Individually